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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                           -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 22, 2000

                                  PFIZER INC.
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             (Exact Name of Registrant as Specified in its Charter)

          Delaware                           1-3619                        13-5315170
 ----------------------------             ------------                -------------------
 (State or Other Jurisdiction             (Commission                    (IRS Employer
       of Incorporation)                  File Number)                Identification No.)

      235 East 42nd Street                                                    10017
       New York, New York
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(Address of Principal Executive Office)                                     (Zip Code)

Registrant's telephone number, including area code                        (212) 573-2323
                                                                          --------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (c)         The following exhibit is filed with this report:

      Exhibit No.                         Description
      -----------                         -----------
          99.1         Pfizer Inc.'s Consolidated Balance Sheets as of December
                       31, 1999, 1998 and 1997, and Consolidated Statements of
                       Income, Shareholders' Equity and Cash Flows for the years
                       ended December 31, 1999, 1998 and 1997, and related notes
                       thereto.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            By:  /s/ Margaret M. Foran
                                                 -------------------------
                                                 Name:  Margaret M. Foran
                                                 Title: Vice President-Corporate
                                                        Governance

Dated: February 22, 2000


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                                 EXHIBIT INDEX


           99.1 Pfizer Inc.'s Consolidated Balance Sheets as of December 31, 1999, 1998 and 1997, and Consolidated Statements of Income, Shareholders' Equity and Cash Flows for the years ended December 31, 1999, 1998, and 1997, and related notes thereto.